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                                                                    Exhibit 10.7


SmithKline Beecham Pharmaceuticals
Phone:  (02) 656.88 32
Fax:  (02) 656.81 44

SmithKline Beecham Biologicals s.a.
Rue de l'Institut 89
B-1330 Rixensart, France
Phone: (02) 656.81 11
Fax: (02) 656.80 00
                                       CORIXA CORPORATION
                                       1124 Columbia Street
                                       Suite 200
                                       Seattle, WA  98104
                                       USA

                                       Rixensart, July 22, 1998

Dear Sirs,

RE: TUBERCULOSIS COLLABORATION AND LICENSE AGREEMENT - RESEARCH PROGRAM

We refer to the Tuberculosis Collaboration and License Agreement between Corixa Corporation ("Corixa") and SmithKline Beecham Biologicals S.A. ("SB") dated October 6, 1995 as amended ("Agreement").

We are pleased to notify you hereby, in accordance with Section 5 (c) of the above-referenced Agreement, of our intention to renew the Research Program for a further period of one year from June 1, 1998 to May 31, 1999. A technology access fee of [***] will be paid by SB to Corixa in equal quarterly installments of [***] each to be reinvested in full in accordance with Section 10 (b) of the Agreement, unless the parties agree on a broader strategic alliance. The Option granted by Corixa to SB pursuant to Section 4 (a) of the Agreement will accordingly be extended for a further one year period starting on September 1, 1998 and ending on August 30, 1999.

For the sake of good order, would you please sign and return to us the copy of this letter which is being sent to you in duplicate.

Sincerely yours,

/s/ Jean Stephenne

Jean Stephenne
President and General Manager
                                       ACKNOWLEDGED AND ACCEPTED
                                       FOR AND ON BEHALF OF
                                       CORIXA CORPORATION

                                       /s/ Mark McDade

                                       Name: Mark McDade
                                       Title: Chief Operating Officer
                                       Date: July 28, 1998